Exhibit 10.1

EXECUTION VERSION FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated January 8, 2021, is by and among GOOD TIMES RESTAURANTS INC., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders and CADENCE BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”). WITNESSETH WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated September 8, 2016 (as amended by that certain First Amendment to Credit Agreement, dated September 11, 2017, that certain Second Amendment to Credit Agreement, dated as of October 31, 2018, that certain Third Amendment to Credit Agreement, dated as of February 21, 2019, that certain Fourth Amendment to Credit Agreement, dated as of December 9, 2019, and as further amended, modiﬁed, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise deﬁned herein shall have the meanings ascribed thereto in the Credit Agreement); WHEREAS, the Borrower has informed the Administrative Agent that it has failed to comply with the Consolidated Leverage Ratio set forth in Section 7.1 1(a) of the Credit Agreement for the ﬁscal quarter of the Borrower ended on or about March 31, 2020 (the “Existing Event of Default”); WHEREAS, the Loan Parties have requested that the Lenders (i) waive the Existing Event of Default and (ii) make certain amendments to the Credit Agreement as set forth herein; and WHEREAS, the Lenders (i) are willing to waive the Existing Event of Default and (ii) have agreed to amend the Credit Agreement, in each case, subject to the terms set forth herein. NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I AMENDMENTS TO CREDIT AGREEMENT 1.1 Amendment to Preliminary Statements. The ﬁrst Preliminary Statement of the Credit Agreement is hereby amended and restated in its entirety as follows: WHEREAS, the Loan Parties (as hereinafter deﬁned) have requested that the Lenders and the L/C Issuer make loans and other ﬁnancial accommodations to the Loan Parties as set forth herein. 1.2 Amendments to Section 1.01 (Existing Deﬁnitions). (a) The deﬁnition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: CHARl\l 77 l089v3 “Commitment” means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.0l1b1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Commitments of all of the Lenders on the Fifth Amendment Effective Date shall be $11,000,000; provided that, the Commitments of all of the Lenders shall be automatically and permanently reduced pursuant to Section 2.05tdl. (b) The deﬁnition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof: Notwithstanding the foregoing, unless otherwise speciﬁed in any amendment to this Agreement entered into in accordance with Section 3.031c1, in the event that a Benchmark Replacement with respect to LIBOR Rate is implemented then all references herein to LIBOR Rate shall be deemed references to such Benchmark Replacement. (c) The deﬁnition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Maturig Date” means January 31, 2023; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. 1.3 Amendments to Section 1.01 (New Deﬁnitions). The following deﬁnitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order therein: “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate, which rate may be a weighted average of rates over a particular time period, may include Term SOFR, or be such other rate selected by the Administrative Agent giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Govemmental Body, or (ii) any evolving or then-prevailing market convention for detennining a rate of interest as a replacement to LIBOR Rate for U.S. dollar-denominated ﬂoating rate notes, syndicated or bilateral credit facilities, and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so detennined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or detennining such spread adjustment (which may be a positive or negative value or Zero), that has been selected by the Administrative Agent giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body, (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR Rate with the applicable Unadjusted Benchmark Replacement for similar U.S. dollar-denominated ﬂoating rate notes, syndicated or bilateral credit facilities at such time, and/or (m) prevailing liquidity or credit spreads at the time the Benchmark Replacement Adjustment is calculated, CHARl\l77l089v3 2 “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the deﬁnition of “Base Rate,” the deﬁnition of “Interest Period,” timing and frequency of determining rates and making payments of interest including, but not limited to, reset dates, compounding dates, payment/settlement dates, and other administrative matters) that the Administrative Agent decides may be appropriate to reﬂect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to LIBOR Rate: (a) in the case of clause (a) or (b) of the deﬁnition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of infomaation referenced therein and (ii) the date on which the administrator of LIBOR Rate pennanently or indeﬁnitely ceases to provide LIBOR Rate; (b) in the case of clause (c) of the deﬁnition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or (c) in the case of clause (d) of the deﬁnition of “Benchmark Transition Event,” the date of the Administrative Agent’s notice thereof. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR Rate: (a) a public statement or publication of information by or on behalf of the administrator of LIBOR Rate announcing that such administrator has ceased or will cease to provide LIBOR Rate, permanently or indeﬁnitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR Rate; (b) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR Rate, the U.S. Federal Reserve System, an insolvency ofﬁcial with jurisdiction over the administrator for LIBOR Rate, a resolution authority with jurisdiction over the administrator for LIBOR Rate or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR Rate, which states that the administrator of LIBOR Rate has ceased or will cease to provide LIBOR Rate pennanently or indeﬁnitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR Rate; (c) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR Rate announcing that LIBOR Rate is no longer representative; or (d) in the Administrative Agent’s sole reasonable discretion, LIBOR Rate is no longer available. CHARl\l77l089v3 3 “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date speciﬁed by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders. “Benchmark Unavailabilig Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR Rate and solely to the extent that LIBOR Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR Rate for all purposes hereunder in accordance with Section 3.031c1 and (y) ending at the time that a Benchmark Replacement has replaced LIBOR Rate for all purposes hereunder pursuant to Section 3.0310). “Early Opt-in Election” means the occurrence of: (a) a determination by the Administrative Agent that at least 5 currently outstanding U.S. dollar-denominated ﬂoating rate notes, syndicated or bilateral credit facilities at such time contain (as a result of amendment or as originally executed) as a benchmark interest rate, in lieu of LIBOR Rate, a new benchmark interest rate to replace LIBOR Rate, and (b) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fifth Amendment” means that certain Fifth Amendment to Credit Agreement and Waiver dated as of the Fifth Amendment Effective Date among the Borrower, the Guarantors, the Lenders and the Administrative Agent. “Fiﬁh Amendment Effective Date” means January 8, 2021. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “SOFR” with respect to any day means the secured ovemight ﬁnancing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website. “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Govemmental Body. CHARl\l77l089v3 4 “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. 1.4 Amendment to Section 1.08. Section 1.08 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof: The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London Interbank Offered Rate or other rates in the deﬁnition of “LIBOR Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including whether the composition or characteristics of any such altemative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 3.0310 , will be similar to, or produce the same value or economic equivalence of, LIBOR Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability. 1.5 Amendment to Section 2.05§d[. Section 2.05(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (d) The Commitments of all of the Lenders shall be automatically and permanently reduced to: (x) $10,000,000 on March 31, 2021 and (y) $8,000,000 on July 1, 2021. If after giving effect to any such reduction, the Total Outstandings exceed the Commitments at such time, the Borrower shall immediately prepay the Loans in the amount of such excess. 1.6 Amendment to Section 2.06. Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: 2.06 Repayment of Loans. The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of all Loans outstanding on such date. 1.7 Amendment to Section 3.03. Section 3.03 of the Credit Agreement is hereby amended by inserting the follow new clause (c) at the end thereof: (c) Effect of Benchmark Transition Event. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR Rate with a Benchmark Replacement pursuant to this Section 3.031c1 will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding CHARl\l77l089v3 5 anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (m) Notices: Standards for Decisions and Detenninations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 3.031c[, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(c). (iv) Benchmark Unavailabilig Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the obligation of the Lenders to make any advance or convert any Loan based upon LIBOR Rate shall cease, and the Borrower may revoke any request for such an advance or request for conversion to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for an advance at or conversion to the Base Rate and the outstanding balance shall accrue interest at the Base Rate. In the event that the Administrative Agent shall determine, which determination shall be ﬁnal, conclusive and binding, that any Benchmark Replacement established pursuant to this Section 3.03 cg should thereafter become unavailable or an adequate and fair means does not exist for ascertaining the Benchmark Replacement, then the Administrative Agent shall give notice to the Borrower and until such time as the Benchmark Replacement becomes available or the Borrower and the Administrative Agent have agreed to a new Benchmark Replacement, the Base Rate shall apply to the Loans and any request for an advance shall be deemed a request for an advance at the Base Rate and the outstanding balance shall accrue interest at the Base Rate. During any Benchmark Unavailability Period, the component of the Base Rate based upon the Eurodollar Rate will not be used in any detenriination of the Base Rate. 1.8 Amendment to Section 7.ll(a[. Section 7.ll(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any ﬁscal quarter of the Borrower to be greater than 5.15 to 1,00, 1.9 Amendment to Section 11.01. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new clause (iv) at the end of the second proviso therein: and (iv) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modiﬁcations to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 3.0310) in accordance with the terms of Section 3.03§c1. CHARl\l77l089v3 6 1.10 Amendment to Schedules. Schedule l.0l(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto. ARTICLE II WAIVER 2.1 Waiver. Subject to the other terms and conditions of this Amendment, the Administrative Agent and the Lenders hereby waive the Existing Event of Default. The above waiver shall not modify or affect the Loan Parties’ obligations to comply fully with the other terms of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document. The waiver is limited solely to the Existing Event of Default, and nothing contained in this Amendment shall be deemed to constitute a waiver of any other Default or Event of Default that may exist (other than the Existing Event of Default) or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law. ARTICLE III CONDITIONS 3.1 Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Fifth Amendment Effective Date”) upon receipt by the Administrative Agent of the following: (a) a copy of this Amendment duly executed by each of the Borrower, the Guarantors, the Administrative Agent and the Lenders; (b) an ofﬁcer’s certiﬁcate dated the date hereof, executed by a Responsible Officer of each Loan Party, certifying as to (i) the Organization Documents of each Loan Party which, to the extent ﬁled with a Govemmental Authority, shall be certiﬁed as of a recent date by such Govemmental Authority or, with respect to any Organization Document of such Loan Party delivered to the Administrative Agent on the Closing Date that has not been amended, supplemented or otherwise modiﬁed, and that remains in full force and effect on the date hereof, the fact that such Organization Document has not been amended, supplemented or otherwise modiﬁed since the Closing Date and remains in full force and effect on the date hereof, (ii) the resolutions of the governing body of each Loan Party and (m) the good standing, existence or its equivalent of each Loan Party; (c) bring-down searches of UCC ﬁlings in the jurisdiction of incorporation or formation, as applicable, of each Loan Party and evidence that no Liens exist other than Permitted Liens; and (d) any fees and expenses owing to the Administrative Agent (including all reasonable fees, charges and disbursements of counsel to the Administrative Agent) and the Lenders in connection with this Amendment. ARTICLE IV MISCELLANEOUS 4.1 Amended Terms. On and after the Fifth Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as CHARl\l77l089v3 '7 amended by this Amendment. Except as speciﬁcally amended hereby or otherwise agreed, the Credit Agreement is hereby ratiﬁed and conﬁrmed and shall remain in full force and effect according to its terms. 4.2 Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows: (a) Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its tenns. (b) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms. (c) No approval, consent, exemption, authorization, or other action by, or notice to, or ﬁling with, any Govemmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Loan Parties of this Amendment. (d) The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that are qualiﬁed by materiality, which are true and correct in all respects). (e) No event has occurred and is continuing which constitutes a Default or an Event of Default (other than the Existing Event of Default). (f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the beneﬁt of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Pennitted Liens. (g) The Obligations of the Loan Parties are not reduced or modiﬁed by this Amendment and are not subject to any offsets, defenses or counterclaims. 4.3 Reafﬁrmation of Obligations. Each Loan Party hereby ratiﬁes the Credit Agreement and each other Loan Document and acknowledges and reafﬁrms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document and (b) that it is responsible for the observance and full perfonnance of its respective obligations under the Loan Documents. 4.4 Release. Without in any way limiting or otherwise modifying the effectiveness or scope of any prior release, the Borrower and each of the other Loan Parties, in consideration of the execution and delivery of this Amendment and for other good and valuable consideration, the receipt and sufﬁciency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower or such other Loan Party or any predecessor, successor or assign might otherwise have or may have against the Administrative Agent, any Lender, L/C Issuer, their present or former Subsidiaries and Afﬁliates or any CHARl\l77l089v3 8 of the foregoing’s officers, directors, employees, attorneys or other representatives or agents (collectively, the “Released Persons”) on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the effective date of this Amendment relating to the Loan Documents, this Amendment and/or the transactions contemplated thereby or hereby. 4.5 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. 4.6 Expenses. The Loan Parties agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel. 4.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. 4.8 Counterparts; Telecopy. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tii”’) shall be effective as delivery of a manually executed counterpart of this Amendment. 4.9 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 4.10 Successors and Assigns. This Amendment shall be binding upon and inure to the beneﬁt of the parties hereto and their respective permitted successors and assigns. 4.11 Consent to Jurisdiction: Service of Process: Waiver of Jurv Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. [SIGNATURE PAGES FOLLOW] CHARl\l77 l089v3 9 IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date ﬁrst above written. BORROWER: GOOD TIMES RESTAURANTS INC., a Nevada corporation 471 ?</ Name: Ryan M.iink Title: Chief Executive Officer GUARANTORS: GOOD TIMES DRIVE THRU INC., a Colorado corporation ﬁa 5/ Name: Ryan M.2ink Title: Chief Executive Officer BD OF COLORADO LLC, a Colorado limited liability company By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its manager By: £/ Name: an M. ink Title: Chief Executive Ofﬁcer GOOD TIMES RESTAURANTS INC. FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER BAD DADDY’S FRANCHISE DEVELOPMENT, LLC, a North Carolina limited liability company By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its member By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member By: "2 Z/ Name: an M. Zink Title: Chief Executive Ofﬁcer By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its member N m : nM. ink a e a Title: Chief Executive Officer BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member B'Q% ?Z W y- y _ Name: yan M. Zink Title: Chief Executive Officer GOOD TIMES RESTAURANTS INC. FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER BAD DADDY’S BURGER BAR, LLC, a North Carolina limited liability company By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member By: GOOD TIMES RESTAURANTS INC, a Nevada corporation, its sole member B ~é% ?7_ y‘ 7 . Name: yan M. ink Title: Chief Executive Officer BAD DADDY’S BURGER BAR OF BALLANTYNE, LLC, a North Carolina limited liability company By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member B ~¢% 2 W y‘ 7 . Name: yan M. Zink Title: Chief Executive Ofﬁcer BAD DADDY’S BURGER BAR OF BIRKDALE, LLC, a North Carolina limited liability company By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member By:( § Name: yan M. Zink Title: Chief Executive Ofﬁcer GOOD TIMES RESTAURANTS INC. FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER BAD DADDY’S BURGER BAR OF MOORESVILLE, LLC, a North Carolina limited liability company By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member By: Q i Name: an M. ink Title: Chief Executive Ofﬁcer GOOD TIMES RESTAURANTS INC. FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER ADMINISTRATIVE AGENT: CADENCE BANK, NATION IATION, as Ad ' 11' ive ge By: V 1 , Name: C/MZLL5'§ Title: § LENDERS: CADENCE BANK, NA CIATION as a Lender B : Nzmez Qj{X14LZ§S Jﬁyf /.'Z//- Title: 5 GOOD TIMES RESTAURANTS INC. FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER Exhibit A Schedule 14{)1(b) Commitments and Applicable Percentages c*‘d°“°eB““?k’.N“‘i°“all $11,000,000.00 l 100.000000000% Association l TOTAL i $11,000,000.00 i 100l0000000O0%